UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2021

MIDWEST ENERGY EMISSIONS CORP.
(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1810 Jester Drive Corsicana, Texas	75109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 505-6115

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations

On March 10, 2021 Midwest Energy Emissions Corp. (the “Company”) issued a press release announcing that it plans to hold the Company’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) on or about May 19, 2021. Additional details regarding the exact time, location and matters to be voted on at the 2021 Annual Meeting will be provided in the Company’s proxy statement for the 2021 Annual Meeting.

Because the Company did not hold an annual meeting in 2020, pursuant to Rule 14a-8 of the Exchange Act, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting must ensure that such proposal is received by the Company’s Secretary, David M. Kaye, at 1810 Jester Drive, Corsicana, Texas 75109 on or before the close of business on April 9, 2021. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the Annual Meeting and must comply with the advance notice provisions contained in the Company’s amended and restated bylaws.

Additionally, a stockholder intending to submit a proposal outside the processes of Rule 14a-8 of the Exchange Act or to nominate persons for election to serve as a director of the Company, in each case in connection with the Annual Meeting, to be considered timely, must provide written notice of such proposal or nomination to the Company’s Secretary not later than the close of business on April 9, 2021, in order to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act in respect of the Annual Meeting. Such proposals or nominations must comply with the advance notice provisions contained in the Company’s amended and restated bylaws.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated March 10, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Energy Emissions Corp.

Date: March 10, 2021	By:	/s/ David M. Kaye
David M. Kaye Secretary

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